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                                 LEASE AGREEMENT


1. This Agreement, made the         day of December Two-Thousand  Four (2004),
by and between DELPAR, L. P. (hereinafter called Lessor), of the one part, and

                        TRIMEDIA ENTERTAINMENT GROUP INC.
                  (hereafter called Lessee), of the other part.

2. WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain space known as the eighth floor at 1080 N. Delaware Avenue
(as depicted on Exhibit "A" attached hereto) in the City of Philadelphia, State of Pennsylvania, to be used and occupied as a music distribution center.

3. For the term of three years beginning the first day of January, 2005 and ending December 31, 2008.

4. For the minimum annual rental of $115,500.00, lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums of $9,625.00 on the First day of each month, rent to begin (see special clauses below). The first monthly installment to be paid at the time of signing this lease.

5. LATE CHARGE: Lessee shall pay a late charge ("Late Charge") OF TEN (10%) PERCENT of any installment of BASIC RENT or ADDITIONAL RENT or any other charges under this Lease (or any portion thereof) that is not paid with FIVE (5) DAYS of the due date. In addition, any amount due from Lessee to Lessor hereunder which is not paid when due (including, without limitation, amounts due as reimbursement to Lessor for costs incurred by Lessor in performing obligations of Lessee hereunder upon Lessee's failure to so perform) shall bear interest at the highest rate then allowed under the usury laws of the State of Pennsylvania, or Twenty (20%) percent per year if no usury laws apply, from the date due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Lessee under this Lease.

6. SPECIAL CLAUSES:RENT: $11.00 PER SQ. FT. FOR THE FIRST TWO (2) YEARS. THERE IS 10,500 SQ. FT. AND THE TOTAL DUE MONTHLY IS $9,625.00. BEGINNING WITH THE THIRD (3RD) YEAR THE RENT INCREASES TO $12.00 PER SQ. FT. AMOUNTING TO $10,500.00 PER MONTH AND $126,000.00 PER ANNUM. IF THE LESSEE EXECUTES THE OPTION TO REMAIN IN PLACE FOR THE ADDITIONAL TWO (2) YEARS, THE RENT WILL INCREASE BY 3% PER ANNUM.

OPTION: AN OPTION FOR ADDITIONAL TWO YEARS WITH 90 DAYS ADVICE PRIOR TO THE EXPIRATION OF THE FIRST THREE YEARS.

7. INABILITY TO GIVE POSSESSION. If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

8. ADDITIONAL RENT:

(A) DAMAGES: Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all the covenants of the lease and pay any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages of the demised premises caused by any act or neglect of the Lessee.

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(B) TAXES: Lessee further agrees to pay as rent in addition to the minimum rental herein reserved all Real Estate taxes assessed or imposed upon the demised premises and/or the building of which the demised premises is a part during the term of this lease, in excess of and over and above those assessed or imposed at the time of making this lease.

(C) FIRE INSURANCE PREMIUMS: Lessee further agrees to pay to Lessor `as additional rent all increase or increases in fire insurance premiums upon the demised premises and/or the building of which the demised premises is a part, due to an increase in the rate of fire insurance in excess of the rate on the demised premises at the time of making this lease, if said increase is caused by any act or neglect of the Lessee or the nature of the Lessee's business.

(D) WATER RENT: Lessor shall be responsible for supplying water at Lessor's sole cost and expense.

(E) UTILITIES: Lessee is responsible for their own electricity and gas.

9. PLACE OF PAYMENT: All rents shall be payable without prior notice or demand at the office of Lessor at DELPAR, L. P., 2006 WALNUT STREET, PHILADELPHIA, PENNSYLVANIA 19103 or at such other place as Lessor may from time to time designate by notice in writing.

10. AFFIRMATIVE COVENANTS OF LESSEE: LESSEE COVENANTS AND AGREES THAT HE WILL WITHOUT DEMAND:

(A) PAYMENT OF RENT: Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by the Lessor by distraint or other process in the same manner as rent due and in arrears.

(B) CLEANING, REPAIRING, ETC.: THE AREA LEASED BY THE LESSEE SHALL BE MAINTAINED BY THE LESSEE AT THE LESSEE'S SOLE COST AND EXPENSE AS TO THE REMOVAL OF TRASH AND GENERAL OFFICE CLEANING.

(C) REQUIREMENTS OF PUBLIC AUTHORITIES: Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so. LESSEE SHALL BE RESPONSIBLE FOR THE MONTHLY PAYMENT FOR BUSINESS USE AND OCCUPANCY TAX FOR THEIR RESPECTIVE OFFICE. THIS TAX IS DUE AND PAYABLE PRIOR TO THE 15TH OF EACH MONTH.

(D) FIRE: Use every reasonable precaution against fire.

(E) RULES AND REGULATIONS: Comply with rules and regulations of Lessor promulgated as hereafter provided.

(F) SURRENDER OF POSSESSION: Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office or leasing office in Plaza 1080 all keys for the demised premises.

(G) NOTICE OF FIRE, ETC.: Give to Lessor promptly written notice of any accident, fire, or damage occurring on or to the demised premises.

11. NEGATIVE COVENANTS OF LESSEE: Lessee covenants and agrees that he will do none of the following things without the consent in writing of Lessor first had and obtained:

(A) USE OF PREMISES: Occupy the demised premises in any other manner or for any other purpose than as above set forth.

(B) ASSIGNMENT AND SUB-LETTING: Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part hereof; nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable, the same shall be a violation of this covenant.

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(C) SIGNS: Lessor permits Lessee to put a sign on the front of the premises they rent. Approval shall not be reasonably withheld.

(D) ALTERATIONS, IMPROVEMENTS: Make any alterations, improvements, or additions to the demised premises except for those items on Exhibit B. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent. NO ALTERATIONS, IMPROVEMENTS, OR ADDITIONS ARE PERMITTED WITHOUT PRIOR WRITTEN APPROVAL OF LESSOR. A WAIVER OF MECHANICS LIEN MUST BE SIGNED BY ALL CONTRACTORS AND GIVEN TO LESSOR PRIOR TO ANY WORK.

(E) MACHINERY: Use or operate any machinery that, in Lessor's opinion, the cost and expense thereof from Lessee as additional rent.

(F) WEIGHTS: Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

(G) FIRE INSURANCE: Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any persons objectionable to the fire insurance companies or carry or have any benzene or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee. LESSEE SHALL PROVIDE TO LESSOR A COPY OF LESSEE'S FIRE INSURANCE POLICY AT THE EXECUTION OF LEASE AGREEMENT. LESSEE SHALL CARRY A MINIMUM OF $1,000,000.00 LIABILITY INSURANCE AND NAME LESSOR AS CO-INSURED.

(H) REMOVAL OF GOODS: Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

(I) VACATE PREMISES: Vacate or desert said premises during the term of this lease. Or permit the same to be empty and unoccupied.

LESSEE COVENANTS AND AGREES THAT LESSOR SHALL HAVE THE RIGHT TO DO THE FOLLOWING THINGS AND MATTERS IN AND ABOUT THE DEMISED PREMISES:

12. LESSOR'S RIGHTS:

(A) INSPECTION OF PREMISES: At all reasonable times by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

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(B) RULES AND REGULATIONS: At any time or times and from time to time to make such rules and regulations as in his judgment may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of good order therein. SUCH RULES AND REGULATIONS SHALL, WHEN NOTICED THEREOF IS GIVEN TO LESSEE, FORM A PART OF THIS LEASE.

(C) SALE OR RENT SIGN PROSPECTIVE PURCHASERS OR TENANTS: To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at any time within three (3) months prior to the expiration of this lease, a "For rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Prospective purchasers or tenants authorized by Lessor may inspect the premises at reasonable hours at any time.

(D) DISCONTINUE FACILITIES AND SERVICE: The Lessor may discontinue all facilities furnished and service rendered, or any of them, by Lessor, not expressly covenanted for herein, it being understood that they constitute not part of the consideration for this lease.

13. RESPONSIBILITY OF LESSEE:

(A) Lessee agrees to be responsible for and to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person, caused by fire, breakage or leakage in any part or portion of the demised premises, or any part or portion of the building of which the demised premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is part, or from the drains, pipes, or plumbing work of the same, or from any place or quarter, whether such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or his servants or agents or any persons or persons whatsoever.

(B) Lessee also agrees to be responsible for and to relieve and hereby relieves Lessor from all liability by reason of any damage or injury too any person or thing which may arise from or be due to the use, misuse or abuse of all any of the elevators, hatches, opening, stairways, hallways, of any kind whatsoever, which may exist or hereafter be erected or constructed on the said premises, or from any kind of injury which may arise from any other cause whatsoever on the said premises or the building of which the demised premises is a part, whether such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, his servants or agents or any other person or persons whatsoever.

(C) AGENCY OF REMOVAL: The Lessee agrees that if with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent lessee in any subletting or relating of the demised premises other than an agent approved by the Lessor and that should Lessee do so or attempt to do so, the Lessor may remove signs that may be placed on or about the demised premises by such other agent without an liability to Lessor or said agent, the Lessee assuming all responsibility for such action.

14. RESPONSIBILITY OF LESSOR:

(A) TOTAL DESTRUCTION OF PREMISES: In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Lessee or those employed by or acting for him, that the same cannot be repaired or restored within EIGHT (8) WEEKS OR LESS from the date the fire or casualty occurred, this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

(B) PARTIAL DESTRUCTION OF PREMISES: If the damage caused as above be only partial and such that the premises can be restored to their then condition within a reasonable time, the Lessor may, at his option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for the purpose. The Lessor also reserves the right to enter upon the demised premises wherever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though effect of such entry be to render the demised premises or a part thereof untenatable. In either event the rent shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of the Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor. Lessee shall, however, have the right to proceed by law to recover the excess payment if any.

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(C) REPAIRS BY LESSOR: Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty (30) days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.

(D) DAMAGE FOR INTERRUPTION OF USE: Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this lease by reason of the destruction of the premises.

(E) PRESENTATION OF CONDITION OF PREMISES: The Lessor has let the demised premises in their present condition and without any representations on the part of the Lessor, his officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs or alterations at the time of letting or at any time thereafter.

(F) ZONING: It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation or such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permits; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance or Regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

(G) CONDITION OF PAVEMENT: Lessor shall be responsible for the condition of the pavement, curb, and other erections, and shall keep the pavement free from ice and snow.

15. MISCELLANEOUS AGREEMENTS AND CONDITIONS

(A) EFFECT OF REPAIRS ON RENTAL: No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, not the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in the lease.

(B) AGENCY: It is hereby expressly agreed and understood that the said _____________ is acting as agent only for ___________and shall not in any event be held liable to the owner or to Lessee for the fulfillment or non-fulfillment of any of the terms or conditions of this lease, or for action or preceding that may be taken by the owner against Lessee, or by Lessee against the owner.

(C) WAIVER OF CUSTOM: It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provision and covenants of this lease or as having in any way or manner modified the same.

(D) FAILURE OF LESSEE TO REPAIR: In the event of the failure of Lessee promptly to perform the covenants of Section 8/(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

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IF THE LESSEE:

16. REMEDIES OF LESSOR

(A) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee, or

(B) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

(C) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any good or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or

(D) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee, or a bill equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of the Lessee shall be sold or levied upon by an Sheriff, Marshall or Constable; then and in any or either of said event, there shall be deemed to be a breach of this lease, and thereupon ipso facto and without entry or other action by Lessor;

         (1) The rent for the entire unexpired balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Lessee, or at the option of Lessor any part thereof, and also all costs and officers' commissions including watchmen's wages and further including the five (5%) percent chargeable by Act of Assembly to the Lessor, shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by the Lessee which may be due and payable and in arrears, be taken to be due and payable and arrears as if by the terms and provisions of this lease, the who balance of unpaid rent and other charges, payments, taxes, costs and expenses were to that date payable in advance; and if this lease or any part thereof is assigned, or if the premise or any part hereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor /Lessee's agent to collect the rents due by such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder;

         (2) This lease and the term hereby created shall determine and become absolutely void without any right on the part of the Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broker; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises, for the residue of said term.

17. FURTHER REMEDIES OF LESSOR: In the event of any default as above set forth in Section 14, the Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

(A) may without notice or demand enter the demised premises, breaking open locked doors if necessary to effect entrance, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose detraining or levying and for any other purposes, and take possession of and sell all goods and chattels at auction, on three day's notice served in person on the Lessee or left on the premises, and pay the said Lessor out of the proceeds, and even if the rent be not due and unpaid, should the Lessee at any time remove or attempt to remove goods and chattels from the premises without leaving enough thereon to meet the next periodical payment, Lessee authorizes the Lessor to follow for a period of ninety (90) days after such removal, take possession of and sell at auction, upon like notice, sufficient of such goods to meet the proportion of rent accrued at the time of such removal, and the Lessee hereby releases and discharges the Lessor, and his agents, from all claims, actions, suits, damages, and penalties, for or by reason or on account of any entry, distraint, levy, appraisement or sale; and/or

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(B) May enter the premises, and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officers' commission, including watchmen's wages and sums chargeable to Lessor, and further including a sum equal to 5% of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Lessee, and such case all costs, officers' commission and charges shall immediately attach and become part of the claim of Lessor for rent, and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Lessor. Lessee hereby expressly waives in favor of Lessor the benefit of all laws now made or which may hereafter be made regarding any limitation as to his goods upon which, or the time within which, distress is to be made after removal of goods, and further relieves the Lessor of the obligations of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the demised premises or not, shall be liable to distress for rent. Lessee waives in favor of Lessor all rights under the Act of Assembly of April 6, 1951, P. L. 69, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any good distrained for rent at any time after five
(5) days from said distraint without any appraisement and/or condemnation thereof.

(C) The Lessee further waives the right to issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, No. 1071 &c. and Laws of the Commonwealth of Pennsylvania, or under any other law previously enacted and now in force, or which may be hereafter enacted, for the recovery of any articles, household good, furniture, etc., seized under a distress for rent or levy upon an execution for rent, damages or otherwise; all waivers hereinbefore mentioned are hereby extended to apply to any such action; and/or

(D) may lease said premises or any part or parts thereof to such person or persons as may in Lessor's discretion seem best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

18. CONFESSION OF JUDGMENT: If rent and/or any charges hereby reserved as rent shall remain unpaid on any day when the same ought to be paid, Lessee hereby empowers any Prothonotary, Clerk of Court or attorney of any Court of Record to appear for Lessee in any and all actions which may be brought for rent and/or the charges, payments, costs and expenses reserved as rent, or agreed to be paid by the Lessee and/or to sign for Lessee an agreement for entering in any competent Court an amicable action or actions for the recovery of rent or other charges, payments, costs and expenses, and in said suits or in said amicable action or actions to confess judgment against Lessee for all or any part of the rent specified in this lease and then unpaid including, at Lessor's option, the rent for the entire unexpired balance of the term of this lease, and/or other charges, payments, costs and expenses reserved as rent or agreed to be paid by the Lessee, and for interest and costs together with any attorney's commission of 5%. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rent and/or other charge, payments, costs and expenses, reserved as rent shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term and or during any extension or renewal of this lease.

19. EJECTMENT: When this lease shall be determined by condition broken, either during the original term of this lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Lessee to file an agreement for entering in any competent Court an amicable action and judgment in ejectment against Lessee and all persons claiming under Lessee for the recovery by Lessor of possession of the herein demised premises, for which this lease shall be his sufficient warrant, whereupon, if Lessor so desires, a Writ of Execution or of Possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the premises hereby demised remain in or be restored to Lessee. Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the said premises.

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20. AFFIDAVIT OF DEFAULT: In any amicable action of ejectment and/or for rent in arrears, Lessor shall first cause to be field in such action an affidavit made by him or someone acting for him setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence and if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

21. WAIVERS BY LESSEE OF ERRORS, RIGHT OF APPEAL, STAY, EXEMPTION, INQUISITION:
Lessee expressly agrees that any judgment, order or decree entered against him, by or in Court or Magistrate by virtue of the powers of attorney contained in this lease, or otherwise, shall be final, and that he will not take an appeal, certiorari, wit of error, exception or objection to the same, or file a motion or rule to strike offer open or to stay execution of the same, and releases to Lessor and to any and all attorneys who may appear for Lessee all errors in the said proceeding, and all liability therefore. Lessee expressly waives the benefits of all laws, now or hereafter in force, exempting any good on the demised premise, or elsewhere from distraint, levy or sale in any legal proceeding taken by the Lessor to enforce any right under this lease. Lessee further waives the right of inquisition on any real estate that be levied upon to collect any amount which may become due under the terms and conditions of lease, and does hereby voluntarily condemn the same and authorizes the Prothonotary or Clerk of Court to issue a Writ of Execution or other process. If proceedings shall be commenced by Lessor to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this lease, or for nonpayment of rent or any other reason. Lessee specifically waives the right to the three (3) months' notice and/or the fifteen or thirty days' notice required by the Act of April 6, 1951, P. L. 69, and agrees that five (5) days' notice shall be sufficient in either or any other case.

22. RIGHT OF ASSIGNEE OF LESSOR: The right to enter judgment against Lessee and to enforce all of the other provisions of this lease hereinabove provided for may, at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her or their own name, not withstanding the fact that any or all assignments of the said right, title and interest may not be executed and/witnessed in accordance with Act of Assemble of May 28, 1715, 1 Sm. L. 90, and all supplements and amendments thereto that have been or may hereinafter be passed and Lessee hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

23. REMEDIES CUMULATIVE: All of the remedies hereinbefore given to Lessor and all rights and remedies given to him by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Lessor of any of his remedies or actions against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, or for any and all sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

24. CONDEMNATION: In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the contemnor and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demise premises, and it is agreed that the Lessee shall not be entitled to any notice whatsoever of the partial or complete termination of this lease by reason of the aforesaid.

25. SUBORDINATION: This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in control of the demised premises, to the rights of the owner or owner's of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

26.TERMINATION OF LEASE: It is hereby mutually agreed that either party hereto may terminate this lease at the end of said term by giving to the other party written notice thereof at least NINETY DAYS prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein
contained for a further period of                                       and so
on from to                                            unless or until terminated
by either party hereto, giving the other written notice for previous to expiration of the then current term; PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (A) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (B) Lessor may, at any time within thirty (30) days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee TEN (10) DAYS written notice of his intention to terminate the said lease; whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease may be exercised and Lessee shall perform all obligations imposed upon Lessee by this lease as well during any extension of the original term of this lease as during the original term itself.

27. LEASE CONTAINS ALL AGREEMENTS: It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof, set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessee relative to the demised premise, and the there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

28. HEIRS AND ASSIGNEES: All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein shall be deemed to refer to the "Lessor" and "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has bee approved by Lessor in writing as aforesaid.

29. SECURITY DEPOSIT: LESSEE SHALL, UPON EXECUTION HEREOF, DEPOSIT WITH LESSOR THE FIRST MONTHS RENT, LAST MONTHS RENT AND ONE MONTHS RENT FOR SECURITY DEPOSIT. THE SECURITY DEPOSIT IS IN NO WAY TO BE USED AS THE LAST MONTHS RENT. TOTAL DUE UPON SIGNING OF THIS LEASE IS $28,875.00.

30. The filing of a mechanic's lien for any work hereafter done, or materials hereafter supplied, by or for Lessee, in or about the demised premises and/or the overall premises shall during the term hereof and all extensions and renewals, be a default by Lessee, under the terms and conditions hereof.

31. All notices shall be in writing and sent by Certified Mail, Return Receipt Requested and, if to Lessor, shall be addressed as follows:


                           DELPAR, L.P.
                           2006 WALNUT STREET
                           PHILADELPHIA, PA  19103

With a copy to:
                           COMROE HING & ASSOC.
                           1608 WALNUT STREET 3RD FL. SUITE 300
                           PHILADELPHIA, PA  19103

All notices to Lessee shall be addressed as follows:

                           TRIMEDIA ENTERTAINMENT GROUP INC.
                           1080 N. DELAWARE AVENUE
                           8TH FLOOR
                           PHILADELPHIA, PA  19125

32. All modifications and/or improvements to the demised premises, other than those set forth in Exhibit "D" hereof, shall be performed by Lessee, at Lessee's sole cost and expense, after Lessee shall first have obtained Lessor's prior written consent to such improvements and/or modifications to the demised premises which consent shall not be unreasonably withheld. All such modifications and/or improvements and other items authorized to be done by Lessee shall be subject to Lessee's obligation to obtain, at its expense, all necessary permits prior to the commencement thereof.

33. Provided that Lessee is not in default in the payment of any monies due to Lessor under this Lease, Lessor shall not terminate elevator service, electricity and water service and/or heating, ventilation and air conditioning
(HVAC) services to the demised premises. However Lessor shall not be liable for interruptions due to maintenance and repairs or by act or things beyond the control of Lessor.

34. This paragraph replaces paragraph 8B. The area leased by the Lessee should be maintained by the Lessee as to the removal of trash and etc.

35. Should the noise from Lessee's operations prevent the quiet use and enjoyment of the premises by the adjoining tenant (s), Lessee agrees to install a sufficient sound-barrier wall or other sound proofing or noise reducing devices between the demised premises and the area occupied by the adjoining tenant (s), so as to prevent such noise from interfering with the use and enjoyment of the premises by such adjoining tenant (s). However, Lessee's obligation to have such sound-barrier wall installed shall not arise until a complaint about such noise, if any, has been registered by the adjoining tenant(s) with Lessor and Lessor has given notice of such complaint to Lessee, whereupon Lessee shall promptly commence such work and complete same within a reasonable period of time.

36. The parties agree that if the demised premises or any part thereof is taken or condemned for a public or quasi-public use which shall prevent or deprive the effective use of the demised premises by Lessee, that Lessor will give Lessee notice of such condemnation upon Lessor's receipt of notice of same and this Lease shall terminate. Further, it is agreed that Lessee may pursue its remedies as a tenant against the Commonwealth of Pennsylvania or other authority condemning said premises for compensation to which Lessee may be entitled to.


WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.


SEALED AND DELIVERED IN THE PRESENCE OF:  DELPAR, L.P.


                                          /s/ Philip F. Bogatin          (Agent)
------------------------------------      -------------------------------
                                          PHILIP F. BOGATIN


                                                                          (Seal)
------------------------------------      -------------------------------

                                                                          (Seal)
------------------------------------      -------------------------------

                                          TRIMEDIA ENTERTAINMENT GROUP INC.

                                          /s/ Ernest J. Cimadamore        (Seal)
------------------------------------      -------------------------------
                                          Ernest J. Cimadamore, Secretary

                                                                          (Seal)
------------------------------------      -------------------------------



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